Retirement benefit obligation	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
Retirement benefit obligation

10. Retirement benefit obligation

Employees in Italy are entitled to Trattamento di Fine Rapporto (“TFR”), commonly referred to as an employee leaving indemnity, which represents deferred compensation for employees in the private sector. Under Italian law, an entity is obligated to accrue for TFR on an individual employee basis payable to each individual upon termination of employment (including both voluntary and involuntary dismissal). The annual accrual is approximately 7% of total pay, with no ceiling, and is revalued each year by applying a pre-established rate of return of 1.50%, plus 75% of the Consumer Price Index, and is recorded by a book reserve. TFR is an unfunded plan. The costs of the retirement benefit obligation are accounted for under the provisions of ASC 715, Compensation – Retirement Benefits. The amount of the obligation at December 31, 2023 and 2022 was €164,655 and €88,963, respectively. The increase was mainly due to the increase in the Company’s organizational structure and the increase in employee compensation.